As filed with the Securities and Exchange Commission on December 14, 2004.

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 14, 2004 (December 10, 2004)

MEDAREX, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-19312	22-2822175
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 State Road, Princeton, N.J. 08540-1437

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (609) 430-2880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MEDAREX, INC.

TABLE OF CONTENTS

FOR

CURRENT REPORT ON FORM 8-K

Item 8.01	Other Events

Item 9.01	Financial Statements and Exhibits

Signature

Item 8.01.                                         Other Events.

On December 10, 2004, Medarex, Inc. issued a press release to announce that the Federal Trade Commission had requested an extension of the review period in connection with the recently announced global development and commercialization collaboration with Bristol-Myers Squibb Company for MDX-010, Medarex’s fully human antibody investigational product targeting the CTLA-4 receptor that is currently in Phase III clinical development for the treatment of metastatic melanoma.

Item 9.01                                            Financial Statements and Exhibits.

(c)                                  Exhibits.  The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number

99.1	Press Release issued December 10, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC.
Registrant

Date: December 14, 2004	By:	/s/ Christian S. Schade
Christian S. Schade
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued December 10, 2004